FRANKLIN RESOURCES, INC. Franklin Resources, Inc. Third Quarter Results July 29, 2013 Exhibit 99.2

FRANKLIN RESOURCES, INC. Forward-Looking Statements Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and Franklin’s subsequent Quarterly Reports on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our AUM, increase costs and negatively impact our profitability and future financial results; (5) failure to comply with the laws, rules or regulations in any of the non-U.S. jurisdictions in which we operate could result in substantial harm to our reputation and results of operations; (6) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (7) any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could constrain our operations; (8) our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income; (9) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (10) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (11) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (12) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (13) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with our revenues and income generated overseas; (14) harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, potentially negatively impacting our revenues and income; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (20) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (21) our business could be negatively affected if we or our banking subsidiaries fail to satisfy regulatory and supervisory standards; and (22) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. 2

FRANKLIN RESOURCES, INC. Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s Chairman, CEO and President Greg Johnson and CFO and Executive Vice President Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 10:30 a.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or the pre-recorded audio commentary. Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre-recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 35172593, any time through August 29, 2013. Access to the live teleconference will be available at franklinresources.com or by dialing (800) 447-0521 in the U.S. and Canada or (847) 413-3238 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 35172602, after 1:00 p.m. Eastern Time on July 29, 2013 through August 29, 2013. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312- 4091 or Media Relations at (650) 312-2245. 3

FRANKLIN RESOURCES, INC. Highlights • Long-term net new flows of $7.4 billion for the quarter • Relative performance rankings remained solid, despite recent market volatility, with 5-yr rankings improving across all categories summarized • Operating income increased 6%, exceeding the growth of average assets under management in the quarter • The Company’s Board of Directors declared a three-for-one stock split in the form of a stock dividend that was distributed on July 25, 2013 4

FRANKLIN RESOURCES, INC. Investment Performance

FRANKLIN RESOURCES, INC.

Investment Performance

Percentage of U.S.-Registered Long-Term Mutual Fund Assets in Top Two Lipper Quartiles[1]

Franklin Templeton


67%
73%
74%
73%
86%
83%
80%
86%
1-YEAR
3-YEAR
5-YEAR
10-YEAR
June 30, 2013
March 31, 2013

By Category

As of June 30, 2013


Franklin Equity
70%
79%
90%
79%
Templeton Equity
97%
93%
97%
38%
Mutual Series Equity
6%
14%
65%
64%
Taxable Fixed Income
93%
85%
85%
85%
Tax-Free Fixed Income
45%
67%
83%
100%
1-Year
3-Year
5-Year
10-Year

1. Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 158 peer groups of U.S. retail mutual funds, and the groups vary in size from 8 to 991 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Performance quoted above represents past performance, which cannot predict or guarantee future results.

6

FRANKLIN RESOURCES, INC. Assets Under Management and Flows

FRANKLIN RESOURCES, INC. Assets Under Management End of Period 8 Simple Monthly Average (in US$ billions, for the three months ended) 707.1 749.9 781.8 823.7 815.0 6/12 9/12 12/12 3/13 6/13 710.7 726.7 763.6 807.3 833.2 6/12 9/12 12/12 3/13 6/13

FRANKLIN RESOURCES, INC. Equity 38% Hybrid 16% Fixed-Income 45% Cash Mgmt 1% Assets Under Management By Investment Objective 9 By Sales Region As of June 30, 2013 As of June 30,2013 1. Latin America sales region includes North America-based advisors serving non-resident clients. (in billions) 30-Jun-13 31-Mar-13 % Change Equity $ 313.5 $ 319.9 (2%) Hybrid 129.4 129.2 0% Fixed-Income 365.7 369.2 (1%) Cash Management 6.4 5.4 19% Total $ 815.0 $ 823.7 (1%) (in billions) 30-Jun-13 31-Mar-13 % Change United States $ 527.8 $ 532.9 (1%) Europe, the Middle East and Africa 141.1 140.6 0% Asia-Pacific 83.5 85.7 (3%) Canada 34.1 35.1 (3%) Latin America1 28.5 29.4 (3%) Total $ 815.0 $ 823.7 (1%) United States 65% Europe, the Middle East and Africa 17% Asia-Pacific 10% Canada 4% Latin America1 4%

FRANKLIN RESOURCES, INC. (22.5) 40.8 24.8 24.5 (16.3) 6/12 9/12 12/12 3/13 6/13 Long-Term Flows and Market Appreciation (Depreciation) Summary 10 (in US$ billions, for the three months ended) Appreciation (Depreciation) and Other 1. Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Long-Term Flows1 (14.9) 41.6 42.5 46.0 59.5 62.1 (36.8) (40.2) (44.7) (40.9) (53.9) 4.7 2.3 1.0 18.6 7.4 6/12 9/12 12/12 3/13 6/13

FRANKLIN RESOURCES, INC. United States and International Flows United States 11 (in US$ billions, for the three months ended) International Long-Term Sales Long-Term Redemptions Long-Term Sales Long-Term Redemptions 23.4 21.7 23.0 27.5 28.5 (20.4) (19.0) (23.2) (20.5) (27.9) 6/12 9/12 12/12 3/13 6/13 18.2 20.8 23.0 32.0 33.6 (16.4) (21.2) (21.5) (20.4) (26.0) 6/12 9/12 12/12 3/13 6/13

FRANKLIN RESOURCES, INC. 15.9 15.7 19.7 29.6 30.2 (13.3) (15.6) (14.0) (14.3) (19.7) 2.4 0.0 5.9 15.3 10.2 6/12 9/12 12/12 3/13 6/13 9.4 10.0 9.6 12.0 11.4 (9.7) (10.4) (13.8) (11.4) (13.4) (0.6) (0.7) (4.4) 0.7 (2.2) 6/12 9/12 12/12 3/13 6/13 Flows by Investment Objective: Global / International Equity and Fixed-Income (in US$ billions, for the three months ended) 12 Sales and redemptions as a percentage of beginning assets under management is annualized. % of Beg. AUM Prior 4 Quarters Avg. Current Quarter Sales 41% 53% Redemptions 29% 35% Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Global / International Equity Global / International Fixed Income % of Beg. AUM Prior 4 Quarters Avg. Current Quarter Sales 19% 20% Redemptions 21% 23%

FRANKLIN RESOURCES, INC. Flows by Investment Objective: U.S. Equity & Hybrid (in US$ billions, for the three months ended) 13 Sales and redemptions as a percentage of beginning assets under management is annualized. % of Beg. AUM Prior 4 Quarters Avg. Current Quarter Sales 20% 24% Redemptions 15% 17% Long-Term Net New Flows Long-Term Sales Long-Term Redemptions U.S. Equity % of Beg. AUM Prior 4 Quarters Avg. Current Quarter Sales 18% 20% Redemptions 24% 27% 4.1 3.4 3.4 4.0 4.5 (4.5) (5.0) (5.1) (4.6) (6.1) (0.5) (1.6) (2.0) (0.5) (1.2) 6/12 9/12 12/12 3/13 6/13 4.5 5.2 5.5 6.2 7.9 (4.3) (3.6) (4.8) (3.8) (5.6) 0.3 1.7 0.5 2.8 2.7 6/12 9/12 12/12 3/13 6/13 Hybrid

FRANKLIN RESOURCES, INC. Flows by Investment Objective: Tax-Free and Taxable U.S. Fixed-Income (in US$ billions, for the three months ended) 14 Sales and redemptions as a percentage of beginning assets under management is annualized. % of Beg. AUM Prior 4 Quarters Avg. Current Quarter Sales 32% 36% Redemptions 25% 32% Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Tax-Free Fixed-Income % of Beg. AUM Prior 4 Quarters Avg. Current Quarter Sales 17% 14% Redemptions 13% 21% Taxable U.S. Fixed-Income 3.5 3.4 3.8 3.2 2.9 (2.2) (2.2) (3.2) (2.8) (4.5) 1.4 1.2 0.6 0.2 (2.5) 6/12 9/12 12/12 3/13 6/13 4.2 4.8 4.0 4.5 5.2 (2.8) (3.4) (3.8) (4.0) (4.6) 1.7 1.7 0.4 0.1 0.4 6/12 9/12 12/12 3/13 6/13

FRANKLIN RESOURCES, INC. Operating Results and Capital Management

FRANKLIN RESOURCES, INC. Quarterly Financial Highlights Operating and Net Income1 16 Unaudited Diluted Earnings Per Share2 (in US$ millions, except per share data, for the three months ended) 1. Net Income attributable to Franklin Resources, Inc. 2. Per share data has been adjusted retroactively to reflect the three-for-one stock split in the form of a stock dividend that was distributed on July 25, 2013. Operating Income Net Income1 643 623 685 729 772 455 492 516 573 552 6/12 9/12 12/12 3/13 6/13 $0.71 $0.77 $0.81 $0.90 $0.86 6/12 9/12 12/12 3/13 6/13

FRANKLIN RESOURCES, INC. Operating Revenues (in millions, for the three months ended) 17 Unaudited 30-Jun-13 31-Mar-13 Jun-13 vs. Mar-13 31-Dec-12 30-Sep-12 30-Jun-12 Jun-13 vs. Jun-12 Inv stment management fees 1,318.3$ 1,267.5$ 4% 1,199.9$ 1,142.8$ 1,114.4$ 18% Sales and distribution fees 664.5 642.7 3% 604.1 579.9 569.2 17% Shareholder servicing fees 77.5 76.6 1% 74.4 73.1 77.3 0% Other, net 24.5 26.8 (9%) 23.4 20.4 22.7 8% Total Operating Revenues 2,084.8$ 2,013.6$ 4% 1,901.8$ 1,816.2$ 1,783.6$ 17%

FRANKLIN RESOURCES, INC. Operating Expenses (in millions, for the three months ended) 18 Unaudited 30-Jun-13 31-Mar-13 Jun-13 vs. Mar-13 31-Dec-12 30-Sep-12 30-Jun-12 Jun-13 vs. Jun-12 Sales, distribution and marketing 812.8$ 780.8$ 4% 730.9$ 701.6$ 692.0$ 17% C mpensation and benefits 345.5 355.1 (3%) 335.1 317.5 314.6 10% Information systems and technology 44.4 44.8 (1%) 43.6 54.1 44.1 1% Occupancy 33.9 31.9 6% 33.4 34.7 31.5 8% General, administrative and other 76.5 71.6 7% 73.7 85.6 58.4 31% Total Operating Expenses 1,313.1$ 1,284.2$ 2% 1,216.7$ 1,193.5$ 1,140.6$ 15%

Unaudited

FRANKLIN RESOURCES, INC.

Other Income – U.S. GAAP

(in US$ millions, for the three months ended June 30, 2013)


4.5
12.1
7.9
(11.1)
(10.0)
(6.0)
3.8
(0.9)
0.3
(3.6)
(3.3)
Dividend and interest income
Equity method investments
Available-for-sale investments
Trading investments
Interest expense
Other
Consolidated sponsored investment products (SIPs)
Consolidated variable interest entities (VIEs)
Total other income
Noncontrolling interests[1]
Other income, net of noncontrolling interests

Associated Financial Statement Components

($2.6) Million[2]						$2.9 Million		
Cash and cash equivalents, investment securities, available-for-sale and investment securities, trading	Investments in equity method investees	Investment securities, available-for-sale	Investment securities, trading	Debt and deferred taxes	Miscellaneous non-operating income, including foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency	Investments of consolidated SIPs	Investments of consolidated VIEs	Related noncontrolling interests attributable to third-party investors

1. Reflects the portion of noncontrolling interests related to consolidated SIPs and VIEs included in Other income.
2. Net of the impact of consolidating SIPs and VIEs as summarized in the appendix.

19

FRANKLIN RESOURCES, INC. Operating Results (in millions, except per share data, for the three months ended) 20 Unaudited 30-Jun-13 31-Mar-13 Jun-13 vs. Mar-13 31-Dec-12 30-Sep-12 30-Jun-12 Jun-13 vs. Jun-12 Income Before Taxes 772.0$ 815.0$ (5%) 716.1$ 678.4$ 614.9$ 26% Taxes on income 209.9 221.6 (5%) 211.4 174.4 184.9 14% Net Income 562.1 593.4 (5%) 504.7 504.0 430.0 31% LESS: NET INCOME (LOSS) ATTRIBUTABLE TO Nonredeemable noncontrolling interests 8.0 17.8 (55%) (12.7) 9.1 (24.2) NM Redeemable noncontrolling interests 1.8 2.8 (36%) 1.3 2.8 (1.1) NM Net Income Attributable to Franklin Resources, Inc. 552.3$ 572.8$ (4%) 516.1$ 492.1$ 455.3$ 21% Less: Allocation of earnings to participating nonvested stock and stock unit awards 4.0 4.0 0% 4.0 2.5 3.1 29% Net Income Available to Common Stockholders 548.3$ 568.8$ (4%) 512.1$ 489.6$ 452.2$ 21% AVERAGE SHARES OUTSTANDING1 Basic 633.6 634.0 0% 634.5 634.2 639.3 (1%) Diluted 634.3 634.7 0% 635.4 635.8 640.9 (1%) EARNINGS PER SHARE1 Basic $0.87 $0.90 (3%) $0.81 $0.77 $0.71 23% Diluted $0.86 $0.90 (4%) $0.81 $0.77 $0.71 21% 1. Share and per share data have been adjusted retroactively to reflect the three-for-one stock split in the form of a stock dividend that was distributed on July 25, 2013.

FRANKLIN RESOURCES, INC. 228 243 263 270 340 411 482 582 605 442 571 694 706 801 28.4% 21.7% 23.2% 24.6% 27.1% 29.9% 32.3% 33.3% 34.8% 28.7% 33.5% 37.3% 35.4% 36.4% 9/00 9/01 9/02 9/03 9/04 9/05 9/06 9/07 9/08 9/09 9/10 9/11 9/12 6/13 Profitability Operating Margin vs. Average Assets Under Management 21 (in US$ billions, except as noted, for the fiscal period ended) Unaudited Operating Margin Average Assets Under Management Operating Income (US$ millions) 663 512 586 648 931 1,288 1,633 2,068 2,099 1,203 1,959 2,660 2,515 2,186 CAGR is the compound average annual growth rate over the period. Avg. AUM: 10 % CAGR Op. Income: 12% CAGR

FRANKLIN RESOURCES, INC. Capital Management 22 (in US$ billions, except as noted, as of and for the period ended) 1. U.S. asset managers include AB, AMG, ART, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OZM, PZN, TROW, WDR and WETF. Source: Thomson Reuters and company reports. 2. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period. 3. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period. 4. Net cash and investments consists of Franklin Resources, Inc. cash and investments (including only direct investments in consolidated SIPs and VIEs), net of debt and deposits. Unaudited Change in Ending Shares Outstanding Trailing 12 Months Payout Ratio Net Cash & Investments4  BEN  U.S. Asset Managers Average (ex-BEN)1 U.S. Asset Managers (ex-BEN)1: 2.6% Compound Annual Dilution  Dividend Payout2  Repurchase Payout3 BEN: 2.0% Compound Annual Accretion -15% -10% -5% 0% 5% 10% 15% 6/08 12/08 6/09 12/09 6/10 12/10 6/11 12/11 6/12 12/12 6/13 4.9 5.2 5.9 6.5 7.1 9/09 9/10 9/11 9/12 6/13 36% 35% 44% 43% 41% 56% 41% 31% 25% 15% 92% 76% 75% 68% 56% 6/12 9/12 12/12 3/13 6/13

FRANKLIN RESOURCES, INC. Appendix

FRANKLIN RESOURCES, INC. Sales and Distribution Summary 24 (in millions, for the three months ended) Unaudited The table to the left summarizes the asset and sales based distribution fees, net of expense. • Asset based expenses are generally not directly correlated with asset based revenue due to international fee structures which provide for recovery of certain distribution costs through investment management fees. • Sales based expenses are determined as a percentage of sales and are incurred from the same commissionable sales transactions that generate sales fee revenues. • Deferred sales commissions, which are related to up-front commissions on shares sold without a front- end sales charge, are amortized over the periods in which commissions are generally recovered from distribution fee revenues (and to a lesser extent, from contingent deferred sales charges received from shareholders of the funds upon redemption of their shares). See the MD&A section of the Company’s recent Form 10-Q for additional information. • The change in asset based fees, net is primarily attributable to the increase in asset based fees related to our international assets under management, which was more than offset by the increase in the related investment management fees this quarter • Commissionable sales represent approximately 11% of long-term sales 30-Jun-13 31-Mar-13 Change Asset based fees, n t (129.3)$ (121.6)$ (7.7)$ Sales based fees, n t 16.0 18.4 (2.4) Amortization of def rr sales commissions (35.0) (34.9) (0.1) Sales and Distribution Fees, Net (148.3)$ (138.1)$ (10.2)$

FRANKLIN RESOURCES, INC. Consolidated SIPs and VIEs Related Adjustments 25 (in millions, for the three months ended) Unaudited 30-Jun-13 31-Mar-13 Operating Revenues 12.1$ 15.1$ Operating Expenses 2.2 3.8 Operating Income 9.9 11.3 Investment Income (5.6) (14.6) Interest Expense (0.8) (1.0) Consolidated SIPs 3.8 41.5 Consolidated VIEs (0.9) (7.7) Other Inco e (3.5) 18.2 Net Income 6.4 29.5 Less: net income attributable to noncontrolling interests 10.8 20.8 Net Income Attributable to Franklin Resources, Inc. (4.4)$ 8.7$ The table to the left summarizes the impact of consolidating SIPs and VIEs on the Company’s reported U.S. GAAP operating results.